                                 GENENTECH, INC.


                        17,300,000 Shares of Common Stock


                             Underwriting Agreement

                                                                    March , 2000



J.P. Morgan Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Warburg Dillon Read LLC
FleetBoston Robertson Stephens Inc.
Lehman Brothers Inc.
     As Representatives of the several Underwriters
     listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

                  Roche Holdings, Inc., a Delaware corporation (the "Selling Stockholder") and a stockholder of Genentech, Inc., a Delaware corporation (the "Company"), proposes to sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 17,300,000 shares (the "Underwritten Shares") of Common Stock, par value $0.02 per share, of the Company (the "Common Stock"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Selling Stockholder proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 1,700,000 shares (the "Option Shares") of Common Stock. The Underwritten Shares and the Option Shares are herein referred to as the "Shares." The Selling Stockholder acknowledges that the Shares (other than the Option Shares) are (i) those shares of Common Stock represented by certificate 27 representing 4,502,758 shares (which shares were received on July 6, 1999 in exchange for the payment by us of $42.50 per share in cash) and (ii) a total of 12,797,242 of those shares of Common Stock represented by certificates __ and __ (of which 12,797,242 shares, 2,540,400 were received on February 11, 1997 in exchange for the payment by us of $27.7750 per share in cash, 8,000,000 were received on February 8, 1996 in exchange for the payment by us of $27.5241 per share in cash, 112,000 were received on January 24, 1997 in exchange for the payment by us of $27.1277 per share in cash, and 2,144,842 were received on January 24, 1997 in exchange for the payment by us of $27.00 per share in cash). The Selling Stockholder further acknowledges that the Option Shares, if issued and sold, are a total of 1,700,000 of those shares of Common Stock represented by certificates __ and __ (of which 1,700,000 shares, 55,158 were received on January 24, 1997 in exchange for the payment by us of $27.00 per share in cash, 767,000 were received on April 26, 1994 in exchange for the payment by us of $25.0220 per share in cash, and 877,842 were received on April 25, 1994 in exchange for the payment by us of $25.0165 per share in cash).

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time when it became or shall become effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement," and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus." If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

                  1. The Selling Stockholder agrees to sell the Underwritten Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Selling Stockholder at a purchase price per share of $ (the "Purchase Price") the number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto.

                  In addition, the Selling Stockholder agrees to sell the Option Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the repre-sentations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Selling Stockholder at the Purchase Price that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction, the numerator of which is the maximum number of Underwritten Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Underwritten Shares which all of the Underwriters are entitled to purchase hereunder, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the several Underwriters.

                  The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Selling Stockholder. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

                  2. The Company and the Selling Stockholder understand that the Underwriters intend (i) to make a public offering of the Shares as soon after
(A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

                  3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Selling Stockholder to the Representatives, in the case of the Underwritten Shares, on March , 2000, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Selling Stockholder may agree upon in writing, or, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the "Closing Date," and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

                  Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Selling Stockholder. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

         4. (A) The Company represents and warrants to each Underwriter and the Selling Stockholder that:

                  (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing representations and warranties shall not apply to any statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (c) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and is based upon good faith estimates and assumptions believed by the Company to be reasonable;

                  (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (except for the exercise of stock options or the issuance of shares pursuant to the Company's employee stock plan) or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole;

                  (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");

                  (g) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as described in the Prospectus) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                  (h) this Agreement has been duly authorized, executed and delivered by the Company;

                  (i) the Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

                  (j) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which would not, individually or in the aggregate, have a Material Adverse Effect; the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein and in the Prospectus will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any of its subsidiaries or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the Prospectus, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (k) other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could, individually or in the aggregate, have, or reasonably be expected to have, a Material Adverse Effect, and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                  (l) the Company and its subsidiaries have good title in fee simple to all items of real property and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

                  (m) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus which is not so described;

                  (n) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the best knowledge of the Company, the sale of the Shares by the Selling Stockholder pursuant hereto, except for rights which have been waived;

                  (o) the Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (p) Ernst & Young LLP ("Ernst & Young"), who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act;

                  (q) the Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, no tax deficiency has been determined adversely to the Company or any subsidiary which has had, nor does the Company have any knowledge of any tax deficiency, which if determined adversely to the Company or any subsidiary might have a Material Adverse Effect;

                  (r) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

                  (s) the statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable;

                  (t) each of the Company and its subsidiaries owns, is licensed to use or otherwise possesses adequate rights to use the patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, processes or procedures (collectively, the "Intellectual Property"), reasonably necessary to carry on the business conducted by it, except to the extent that the failure to own, be licensed to use or otherwise possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; except as set forth in the Prospectus, the Company has not received any notice of infringement of or conflict with, and the Company has no knowledge of any infringement of or conflict with, asserted rights of others with respect to its Intellectual Property which could reasonably be expected to result in a Material Adverse Effect; except as set forth in the Prospectus, the discoveries, inventions, products or processes of the Company referred to in the Registration Statement and the Prospectus do not, to the knowledge of the Company, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party which patent application has been published or is otherwise known to the Company which could reasonably be expected to result in a Material Adverse Effect; except as set forth in the Prospectus, the Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how which could reasonably be expected to result in a Material Adverse Effect; and no third party, including any academic or governmental organization, possesses rights to the Intellectual Property which, if exercised, could reasonably be expected to have a Material Adverse Effect;

                  (u) since the respective dates as of which information is given in the Registration Statement and the Prospectus, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Registration Statement and the Prospectus were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, except where the failure could not reasonably be expected to result in a Material Adverse Effect; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate and complete in all material respects; and the Company has not received any notices or correspondence from the U.S. Food and Drug Administration (the "FDA") or any foreign, state or local governmental body exercising comparable authority --- requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification could reasonably be expected to have a Material Adverse Effect;

                  (v) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company which are likely to have a Material Adverse Effect;

                  (w) the Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries;

                  (x) the Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

                  (y) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended ("Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or
         Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; for each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceed the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

                  (B) The Selling Stockholder hereby represents and warrants to each of the Underwriters that:

                  (a) the Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                  (b) the Selling Stockholder has good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances or equities, with full right and authority to deliver the same hereunder; upon payment for the Shares to be sold by the Selling Stockholder as provided herein, delivery of such Shares, as directed by the Underwriter, to Cede & Co. ("Cede") or such other nominee as may be designated by the Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters, (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) (other than any adverse claim arising through the Underwriters) to such Shares may be asserted against the Underwriters with respect to such security entitlement (it being understood that for the purpose of this representation and warranty, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (i) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (ii) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC, and (iii) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the
         UCC);

                  (c) the Selling Stockholder has not taken nor will it take, directly or indirectly, any action which is designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

                  (d) the sale of the Shares by the Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company which is not set forth in the Registration Statement or the Prospectus;

                  (e) each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, did not contain an untrue statement of a material fact or omit to state a material fact, in each case with respect to information relating to the Selling Stockholder furnished to the Company in writing by or on behalf of the Selling Stockholder expressly for use therein, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (f) the Registration Statement and the Prospectus (as amended or supplemented) do not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact, in each case with respect to information relating to the Selling Stockholder furnished to the Company by or on behalf of the Selling Stockholder expressly for use therein, required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact, in each case relating to the Selling Stockholder, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder; and

                  (h) the sale of the Shares by the Selling Stockholder hereunder, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Selling Stockholder, nor will such action result in any violation of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained or made under the Securities Act or the Exchange Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters; the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by it; and each agreement between the Company and the Selling Stockholder referred to in the Prospectus has been duly executed and delivered by the Selling Stockholder and constitutes a valid and binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms.

         5. (A) The Company covenants and agrees with each of the several Underwriters as follows:

                  (a) if the Registration Statement is not already effective, to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

                  (b) to deliver, at the expense of the Selling Stockholder, to the Representatives six signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Representatives may reasonably request;

                  (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

                  (d) to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose,

         (vi) of the occurrence of any event, during the period mentioned in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof, and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Selling Stockholder if delivery of the prospectus is required at any time prior to the expiration of nine months after the Closing Date (and at the expense of such Underwriters if delivery of the Prospectus is required nine months or more after the Closing Date), to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                  (f) to endeavor to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any such jurisdiction;

                  (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

                  (h) during the period of three years after the date of this Agreement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                  (i) for a period of 90 days after the date of the initial public offering of the Shares, not to (i) directly or indirectly, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities or
         (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such substantially similar securities, whether any such transaction described in clause (i) or
         (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the prior written consent of J.P. Morgan Securities Inc., other than (i) any options granted or shares of Common Stock of the Company issued upon the exercise of options granted or to be granted under the Company's employee stock option plans existing on the date of the Prospectus, (ii) in connection with the agreement described under "Relationship with Roche -- Roche's Right to Maintain its Percentage Ownership Interest in Our Stock" in the Prospectus and (iii) as consideration for any acquisition (including, without limitation, by way of merger or consolidation) by the Company or any of its Subsidiaries; and

(j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated and subject to the obligation of the Selling Stockholder under paragraph (b) of Section 5(B), to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder.

                  (B) The Selling Stockholder covenants and agrees with the several Underwriters as follows:

                  (a) for a period of 90 days after the date of the initial public offering of the Shares, not to (i) directly or indirectly, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to re-ceive, Common Stock or any such substantially similar securities or
         (ii) enter into any swap, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such substantially similar securities, whether any such transaction described in clause (i) or
         (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any such substantially similar securities without the prior written consent of J.P. Morgan Securities Inc., other than the sale of Shares to be sold by the Selling Stockholder hereunder; and

                  (b) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, registration, transfer, execution and delivery of the Shares, (ii) except as provided in paragraph (j) of Section 5(A), incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus, including in each case all exhibits, amendments and supplements thereto prior to or during the period specified in paragraph (e) of Section 5(A), (iii) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc., (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any blue sky memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (v) any expenses incurred by the Company in connection with a "road show" presentation to potential investors,
         (vi) the cost of preparing stock certificates, (vii) the cost and charges of the Company's transfer agent and registrar, (viii) costs and expenses (including all filing fees) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and its disbursements) and (ix) the fees and expenses of counsel for the Company and the Selling Stockholder.

         6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

                  (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no pro-ceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(A)(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

                  (b) the representations and warranties of the Company and the Selling Stockholder contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on the Closing Date or the Additional Closing Date, as the case may be, and each of the Company and the Selling Stockholder shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (d) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (except for the exercise of stock options or the issuance of shares pursuant to the Company's employee stock plan) or long-term debt of the Company or its subsidiaries, or any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

                  (e) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (1) a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, satisfactory to the Representatives, to the effect set forth in subsections (a) through (c) (with respect to the re-spective representations, warranties, agreements and conditions of the Company) of this Section 6 and to the further effect that there has not occurred any Material Adverse Change from that set forth or contemplated in the Registration Statement and (2) a certificate from the Selling Stockholder, satisfactory to the Representatives, to the effect set forth in subsection (b) of this Section 6 (with respect to the respective representations, warranties, agreements and conditions of the Selling Stockholder);

                  (f) Davis Polk & Wardwell, counsel for the Company and the Selling Stockholder, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) the Selling Stockholder has been duly
                  incorporated and each of the Company and the Selling Stockholder is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by the Company and the Selling Stockholder;

                           (iii) the authorized capital stock of the Company
                  conforms as to legal matters to the description thereof contained in the Prospectus;

                           (iv) the statements in the Prospectus under
                  "Description of Capital Stock," "Material U.S. Federal Tax Considerations for Non-U.S. Holders of Common Stock" and "Underwriting" and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize in all material respects such matters or documents;

                           (v) such counsel shall state that no facts have come
                  to their attention to cause them to believe that (A) the Registration Statement and the Prospectus and any supplement or amendment thereto (other than any financial statements and related schedules and other financial or statistical information therein as to which no belief is expressed) do not comply as to form in all material respects with the Securities Act, (B) the Registration Statement and the prospectus included therein (other than any financial statements and related schedules and other financial or statistical information therein as to which no belief is expressed) at its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (C) the Prospectus (except as stated), as of its date and as of the Closing Date or the Additional

                  Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                           (vi) no consent, approval, authorization, order,
                  license, registration or qualification of or with any court or government agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the Prospectus, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                           (vii) the Company is not and, after giving effect to
                  the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act;

                           (viii) upon payment for the Shares to be sold by the
                  Selling Stockholder as provided herein, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement (it being understood that for the purpose of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC);

                           (ix) the sale of the Shares by the Selling
                  Stockholder hereunder, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Selling Stockholder, nor will such action result in any violation of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties; and

                           (x) no consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained or made under the Securities Act or the Exchange Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Selling Stockholder, as applicable, and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Selling Stockholder, as applicable. The opinion of such counsel for the Company and the Selling Stockholder shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (v) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

         The opinion of Davis Polk & Wardwell described above shall be rendered to the Underwriters at the request of the Company and the Selling Stockholder and shall so state therein;

         (g) Stephen G. Juelsgaard, Esq., General Counsel of the Company, shall have furnished to the Representatives his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) the Company has been duly incorporated and has
                  been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                           (ii) each of the Company's material subsidiaries has
                  been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect; and all of the outstanding shares of capital stock of each material subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) the outstanding shares of capital stock of the
                  Company (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable;

                           (iv) other than as set forth or contemplated in the
                  Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could, individually or in the aggregate, have, or reasonably be expected to have, a Material Adverse Effect, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                           (v) such counsel shall state that no facts have come
                  to his attention to cause him to believe that (A) the Registration Statement and the Prospectus and any supplement or amendment thereto (other than any financial statements and related schedules and other financial or statistical information therein as to which no belief is expressed) do not comply as to form in all material respects with the Securities Act, (B) the Registration Statement and the prospectus included therein (other than any financial statements and related schedules and other financial or statistical information therein as to which no belief is expressed) at its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (C) the Prospectus (other than any financial statements and other financial or statistical information therein as to which no belief is expressed), as of its date and as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                           (vi) neither the Company nor any of its subsidiaries
                  is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which would not, individually or in the aggregate, have a Material Adverse Effect;

                           (vii) the performance by the Company of its
                  obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Com-pany or any of its material subsidiaries is a party or by which the Company or any of its material subsidiaries is bound or to which any of the property or assets of the Company or any of its material subsidiaries is subject, nor will any such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its material subsidiaries or any of their respective properties, except for such conflicts, breaches and defaults which would not, individually or in the aggregate, have a Material Adverse Effect;

                           (viii) such counsel shall state that no facts have
                  come to his attention to cause him to believe that (A) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be (other than any financial statements and related schedules and other financial or statistical information therein as to which no belief is expressed), when they were filed with the Commission did not comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and
                  (B) any of such documents, when such documents were so filed (other than any financial statements and related schedules and other financial or statistical information therein as to which no belief is expressed), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                           (ix) each of the Company and its material
                  subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus where the failure to so comply would have a Material Adverse Effect;

                           (x) the Company and its material subsidiaries have
                  good title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not interfere with the use made and proposed to be made of such property by the Company and such subsidiaries; and any real property and buildings held under lease by the Company and its material subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiaries;

                           (xi) each of the Company and its subsidiaries is in
                  compliance with all Environmental Laws, except, in each case, where noncompliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; there are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                           (xii) each of the Company and its subsidiaries owns,
                  possesses or has adequate rights to use the Intellectual Property reasonably necessary to carry on the business conducted by it as of the date hereof except to the extent that the failure to own, possess or have adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect;

                           (xiii) such counsel is of the opinion that the
                  statements in the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective set forth under (A) "Risk Factors -- Protecting our Proprietary Rights is Difficult and Costly " and "Business -- Proprietary Technology -- Patents and Trade Secrets," insofar as such statements concern patents, patent applications and patent rights, and (B) "Risk Factors -- Our Products Are Subject to Governmental Regulations and Approvals," "Business -- Products," " -- Products in Development," " -- Competition" and " -- Government Regulation," insofar as such statements concern the Federal Food, Drug and Cosmetic Act, the Public Health Services Act and the Food and Drug Administration Modernization Act of 1997 and the regulations promulgated thereunder and any similar foreign statutes and regulations, in each case, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that such statements in the captions set forth above in the Prospectus, as amended or supplemented, if applicable, do not contain any untrue statement of a material fact or omit to state a material fact necessary in or-der to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (xiv) other than as set forth or contemplated in the
                  Prospectus, to the knowledge of such counsel, the Company has not received any notice of infringement of or conflict with, and such counsel has no knowledge of any infringement of or conflict with, asserted rights of others with respect to the Company's Intellectual Property which could reasonably be expected to result in a Material Adverse Effect;

                           (xv) other than as set forth or contemplated in the
                  Prospectus, the discoveries, inventions, products or processes of the Company referred to in the Registration Statement and the Prospectus do not, to the knowledge of such counsel, infringe or conflict with any rights of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party which patent application has not been published or is otherwise known to the Company except to the extent that any such infringement, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

                           (xvi) other than as set forth or contemplated in the
                  Prospectus, no third party, including any academic or governmental organization, possesses rights to the Company's patents, patent applications or patent rights which, if exercised, could reasonably be expected to have a Material Adverse Effect; and

                           (xvii) to the knowledge of such counsel, the Company
                  has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification could reasonably be expected to have a Material Adverse Effect.

                  In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of California and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which such counsel relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and such counsel are justified in relying thereon. With respect to the matters to be covered in subparagraph (iv) above, counsel may state his opinion and belief is based upon his participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof but is without independent check or verification except as specified.

                  The opinion of the General Counsel of the Company described above shall be rendered to the Underwriters at the request of the Company and shall so state therein;

                  (h) on the date hereof and the effective date of the most recently filed post-effective amendment filed on or subsequent to the date hereof to the Registration Statement and also on the Closing Date or Additional Closing Date, as the case may be, Ernst & Young shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

                  (i) the Representatives shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (j) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company and the Selling Stockholder shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request; and

                  (k) the "lock-up" agreements, each substantially in the form of Exhibit A hereto, among you and the directors and management executive committee members of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

         7. (a) The Company agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the

Shares and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or affiliate of such Underwriter which assists such Underwriter in the distribution of the Shares) from whom the persons asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement or the Prospectus or in any preliminary prospectus; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or affiliate of such Underwriter which assists such Underwriter in the distribution of the Shares) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act and the Selling Stockholder to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraphs of this Section 7, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writ-ing by the Company and any such separate firm for the Selling Stockholder shall be designated in writing by the Selling Stockholder. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in paragraphs (a) through
(c) of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Selling Stockholder and the total underwriting discounts received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stock-holder by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint.

                  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company or the Selling Stockholder and (iii) acceptance of and payment for any of the Shares.

                  8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago

Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representatives, is material and adverse and which, in the reasonable judgment of the Representatives, makes it impracticable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

                  9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

                  If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Selling Stockholder for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter or the Selling Stockholder. In any such case either the Representatives or the Selling Stockholder shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or the Selling Stockholder shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company and the Selling Stockholder agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

                  11. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholder and the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: 212-648-5705), Attention: Syndicate Department, copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 (telefax:
212-269-5420), Attention: Gerald S. Tanenbaum, Esq. Notices to the Company shall be given to it at its office, 1 DNA Way, South San Francisco, California 94080 (telefax: 650-225-8654), Attention: Stephen G. Juelsgaard, Esq., Senior Vice President, General Counsel and Secretary. Notices to the Selling Stockholder shall be given to it c/o Hoffmann-La Roche Inc., 340 Kingsland Street, Nutley, New Jersey 07110 (telefax: 973-235-3500), Attention: Law Department, Gerald Bohm, Esq. Copies of notices to any of the Company or the Selling Stockholder should be given to Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 (telefax: 212-450-5527), Attention: Richard A. Drucker, Esq.

                  13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.


                                     Very truly yours,

                                     GENENTECH, INC.


                                     By:
                                        ------------------------
                                          Name:
                                          Title:



                                     ROCHE HOLDINGS, INC.


                                     By:
                                        ------------------------
                                          Name:
                                          Title:

Accepted:  March   , 2000

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED
WARBURG DILLON READ LLC
FLEETBOSTON ROBERTSON STEPHENS INC.
LEHMAN BROTHERS INC.
      Acting severally on behalf of themselves and the several Underwriters listed in Schedule I hereto.

By:   J.P. MORGAN SECURITIES INC.


By:
      ------------------------------
      Name:     Michael J. Tiedemann
      Title:    Vice President

                                   SCHEDULE I

                                                                                                     Number of
                                                                                                   Underwritten
                                                                                                   Shares To Be
Underwriter                                                                                          Purchased
-----------                                                                                          ---------
J.P. Morgan Securities Inc....................................................................
Goldman, Sachs & Co...........................................................................
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated..................................................................
Warburg Dillon Read LLC.......................................................................
FleetBoston Robertson Stephens Inc............................................................
Lehman Brothers Inc...........................................................................






                                                                                                      ----------
                  Total.......................................................................        17,300,000
                                                                                                      ==========

                                                                       EXHIBIT A


                          [Form of Lock-Up Agreement]